Income Tax Status	12 Months Ended
Dec. 31, 2025
EBP 003
EBP, Tax Status [Line Items]
Income Tax Status	Income Tax Status
The Plan has received a determination letter from the Internal Revenue Service (“IRS”), dated October 3, 2017, stating that the Plan is qualified as written under Section 401(a) of the Code and, therefore, the related trust is exempt from taxation. Subsequent to this determination letter by the IRS, the plan was amended and restated. The Plan is also required to operate in conformity with the Code and its terms to maintain its qualified status. Management believes the Plan is being operated in compliance with the applicable requirements of the Code and its terms and, therefore, believes that the Plan, as amended and restated, is qualified and the related trust is tax-exempt. The Plan Administrator has identified one exception to the definition of compensation being used to determine the Employer Enhanced Contribution and is working to bring the administration back in alignment with the Plan Document Section 3.05(c).
Accounting principles generally accepted in the United States require Plan management to evaluate tax positions taken by the Plan, and recognize a tax liability if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. Management has analyzed the tax positions taken by the Plan, and has concluded that there are no uncertain positions taken or expected to be taken. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.